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                                 FORM 8-K/A1
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 1995

                           QUAKER STATE CORPORATION
            (exact name of registrant as specified in its Charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


         1-2677                                        25-0742820
------------------------                   ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)

                      255 Elm Street, Oil City, PA 16301
                   (Address of Principal Executive Offices)


Registrant's Telephone Number, including area code: 814/676-7676



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Item 2.


        On July 25, 1995, Quaker State Corporation filed a current report on Form 8-K and reported under Item 2. that on July 11, 1995 Quaker State completed the acquisition of all of the capital stock of Slick 50, Inc. At that time, Quaker State believed it was necessary to include pro forma financial information related to the transaction in that report. Quaker State has since concluded that such information is not required and hereby amends Item 7., Financial Statements, Pro Forma Financial Information, and Exhibits of its report on Form 8-K filed on July 25, 1995, as set forth below.


Item 7.

        (a) Financial Statements of Business Acquired:

        No financial statements of the acquired business are included because it does not meet the definition of the term "significant" as provided in Rule 1-02(v) of Regulation S-X.

        (b) Pro Forma Financial Information:

        No Pro Forma financial statements are filed because the acquired business does not meet the definition of the term "significant" as provided in Rule 1-02(v) of Regulation S-X.

        (c) Exhibits:

                2(a). Agreement and Plan of Merger among Quaker State Corporation, Quaker State--Slick 50, Inc., Slick 50, Inc. I, and the Slick 50 stockholders, dated as of May 26, 1995, with list of omitted exhibits and schedules, filed as Exhibit 2(a) to Form 8-K filed July 25, 1995 and incorporated herein by reference.

                2(b). Amendment Number One to the Agreement and Plan of Merger, dated as of June 17, 1995, among Quaker State Corporation, Quaker State--Slick 50, Inc., Slick 50, Inc. I, and the
                Slick 50 stockholders, filed as Exhibit 2(b) to Form 8-K filed July 25, 1995 and incorporated herein by reference.

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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 20, 1995                  QUAKER STATE CORPORATION
       ------------------                        (Registrant)


                                           BY:  /s/ HERBERT M. BAUM
                                                ----------------------------
                                                Herbert M. Baum
                                                Chairman and
                                                Chief Executive Officer
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                            QUAKER STATE CORPORATION

                                  EXHIBIT LIST


        The following exhibits are required to be filed with this current report on Form 8-K/A1.


Exhibit No. and Document

2(a) Agreement and Plan of Merger among Quaker State Corporation, Quaker State--Slick 50, Inc., Slick 50, Inc. I, and the Slick 50 stockholders, dated as of May 26, 1995, with list of omitted exhibits and schedules, filed as Exhibit 2(a) to Form 8-K filed July 25, 1995 and incorporated herein by reference.

2(b).   Amendment Number One to Agreement and Plan of Merger, dated as of
        June 17, 1995, among Quaker State Corporation, Quaker State--Slick 50, Inc., Slick 50, Inc. I, and the Slick 50 stockholders, filed as
        Exhibit 2(b) to Form 8-K filed July 25, 1995 and incorporated herein by reference.